SECURITIES & EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                     THE SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 13, 2004

                               AEP INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                      0-14450               22-1916107
(Jurisdiction of Incorporation)  (Commission File Number)    (I.R.S. Employer
                                                          Identification Number)

        125 Phillips Avenue, South Hackensack, New Jersey          07606
        (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's Telephone Number, Including Area Code: (201) 641-6600

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Section 2- Financial Information
Item 2.02 (a) Results of Operations and Financial Condition

On September 13, 2004, AEP Industries Inc. issued a press release reporting its fiscal 2004 third quarter and nine months results of operations. The release is attached and being furnished as Exhibit 99.1.

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                                  EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

99.1 Press release reporting fiscal 2004 third quarter and nine months results of operations.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AEP INDUSTRIES INC.

Dated: September 13, 2004                     By /s/ Lawrence R. Noll
                                                 -------------------------------
                                              Name:  Lawrence R. Noll
                                              Title: Vice President & Controller